Exhibit 10.20

CONSULTANT AGREEMENT

AGREEMENT made as of the 1st day of July, 1999 between SCHRÖDINGER, INC., having its place of business at 1500 SW First Avenue, Suite 1180, Portland, Oregon 97201-5881 (“Company”) and RICHARD A. FRIESNER, residing at [**] (“Consultant”).

RECITALS

A. Company is engaged in the business of designing, developing, distributing, selling, licensing, leasing and servicing Molecular Modeling computer software for use principally in the science and technology fields, and consulting in connection with using such software on biological chemical, and materials science applications.

B. Consultant is experienced and expert in the field of Molecular Modeling computer software and in the development and implementation of marketing and sales programs for such products as Company’s.

C. Company desires to engage Consultant and Consultant desires to be engaged by Company, to assist the Company in enhancing, improving and further developing the Company’s computer software and other products. The parties intend in this Agreement, to set forth the terms of such continued engagement.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. Company agrees to and does hereby engage consultant to render the services described herein on the terms and conditions set forth below.

2. Consultant accepts this engagement by the company and agrees to render consulting services pursuant to this Agreement and on the terms and conditions herein set forth.

3. Consultant shall perform his duties for Company directly or for subsidiaries or affiliates of Company, as Company may determine. Consultant shall be available to render services as a Consultant to the Company on such projects as he determines will be of use to the Company or as the Company reasonably requests, and on a schedule agreed on by the Company and Consultants and consistent with his obligations to any university with which he is affiliated. It is the expectation of the Company and the Consultant that the Consultant will devote the equivalent of one full day per week, on average, to his consulting services for the Company.

4. The initial term of Consultant’s engagement shall be from July 1, 1999 through June 30, 2002. It shall automatically be renewed thereafter for further periods of one year each unless notice of non-renewal is given by either party to the other at least 120 days prior to the end of any term or renewal term.

5. So long as the Consultant continues to render consulting services to the Company hereunder, Consultant shall receive the following compensation from the Company, and the Company agrees to pay such compensation to Consultant:

(a) Consulting fees in the amount of $150,000 per year consisting of monetary compensation of $100,000 per year, payable in arrears in the amount of $8,333 per month, and such number of shares of the Common Stock of the Corporation to be issued and delivered at June 30th at the end of each year during the term of the Agreement or any renewal term, as shall equal $50,000 in value as of the date of issuance, which value shall be the price of the most recent prior sale of such shares at arms’ length or negotiated price approved by the Company’s directors. For the shares issued as of June 30, 2000, the price shall be $.2262 per share.

6. This Agreement and the obligations of Consultant to the Company shall be subject to certain contracts heretofore made between the Company on the one hand and the University of Texas or Columbia University on the other, and the obligations of Consultant to Columbia University or such other educational institutions with which Consultant may be affiliated hereafter.

7. Consultant shall be entitled to such benefits as are generally provided to executive employees of the Company other than health insurance coverage.

8. It is expressly understood that any methodology, programs, modifications of programs, systems, materials, manuals, forms or techniques constituting enhancements, improvements or developments of the Company’s existing computer software programs and other products, and any new programs and products developed or produced by the Consultant, in whole or in part, in his consulting work for the Company, shall belong to the Company and shall be the property of the company subject to the agreements, rights and obligations referred to in paragraph 6 above, and further subject to the rights, if any, of the United States government and agencies thereof arising from Federal grants to the company or to the educational institutions with which Consultant is now or hereafter may be associated.

9. Consultant recognizes and acknowledges that through his association with the Company, he may have access to information of a technical or business nature relating to the Company’s business, and proprietary to the Company. He further recognizes that such information (hereafter referred to as “Confidential Information”) may without limitations concern computer programs, source code, object code, system documentation and any descriptive or instructive materials, manuals, specialized business methods, techniques, plans, and know-how relating to the trade secrets or the business of the Company. Subject to the agreements, rights and obligations referred to in Paragraph 6 above, and further subject to the rights, if any, of the United States government and agencies thereof arising from Federal grants to the Company or to the educational institutions with which Consultant is now or hereafter may be associated:

(a) Consultant recognizes that this Confidential Information constitutes valuable and unique assets of the Company, developed and perfected at substantial expense to the Company; and

(b) Consultant shall keep confidential and shall not modify, sell, transfer, publish, disclose, display or otherwise make available any such Confidential Information or any thing relating thereto to any third party without the Company’s consent.

10. This Agreement constitutes the complete and exclusive agreement of the parties relative to the engagement of Consultant and supersedes the Consultant Agreement between the parties dated as of May 1, 1994 and all prior agreements and oral or written proposals or understandings concerning such subject matter. All compensation payable to Consultant for any period on or after July 1, 1999 under any prior Consultant Agreement shall be applied to and offset the compensation due under this Agreement.

11. This Agreement may be modified only by a writing signed by both parties. This Agreement requires the personal services of Consultant and may not be assigned by him without the prior written consent of the Company.

12. In the event any part of this Agreement is found to be invalid or unenforceable, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as through the void part was deleted.

13. Any notice required hereunder shall be by certified mail, return receipt requested, or by recognized overnight delivery service, to the parties at their addresses set forth above, or such other address as they may designate by notice. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, where applicable, shall bind and inure to the benefit of Consultant’s heirs, legal representatives and his permitted assigns, if any.

14. This Agreement shall be governed by and enforced in accordance with the laws of the State of New York. The parties hereby agree that the Courts of the State of New York shall have sole jurisdiction over any dispute arising under this Agreement or out of the subject matter hereof.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

SCHRÖDINGER, INC., Employer

By:	/s/ Murco N. Ringnalda
MURCO N. RINGNALDA, President

By:	/s/ Richard A. Friesner
RICHARD A. FRIESNER, Consultant

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This Amendment No. 1 (“Amendment”), dated as of November 4, 2002 and effective as of January 1, 2002 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation with an address at 120 West 45th Street, 32nd Floor, New York, NY 10036, and Richard A. Friesner (“Consultant”), an individual with an address at [**].

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement (the “Agreement”; unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement), dated as of July 1, 1999;

WHEREAS, the Agreement provides that on June 30, 2001 and June 30, 2002, the Company was to issue certain Common Stock of the Company to Consultant in consideration for consulting services (“Services”) provided by Consultant to the Company;

WHEREAS, the Company did not issue such Common Stock to Consultant on June 30, 2001 or June 30, 2002;

WHEREAS, Company and Consultant have agreed that it is in the best interests of the Company not to issue such Common Stock; and

WHEREAS, Company desires to compensate Consultant for those Services previously provided by Consultant and to continue to engage Consultant to provide Services to the Company.

NOW THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Consulting Fee. For each one (1) year period commencing on the Effective Date of this Amendment, Company shall pay Consultant a consulting fee of one hundred fifty thousand dollars ($150,000), to be paid on a schedule of twelve thousand five hundred dollars ($12,500) per month in arrears.

2. Stock Options. Subject to (a) approval by the Company’s Stock Option Committee (the “Committee”), (b) the terms and conditions of the Schrödinger, Inc. Stock Incentive Plan, as amended from time to time (the “Plan”), and (c) the Company’s standard Non-Qualified Stock Option Agreement (which shall be provided to Consultant following the date of grant), Company shall grant to Consultant a non-qualified option to purchase one million four hundred fifty three thousand nine hundred eleven (1,453,911) shares of Common Stock of the Company, at a purchase price equal to $0.08/share, which option shall be 100% vested and exercisable on the date of grant.

3. Common Stock Issuances. The Company shall not be required to issue Common Stock of the Company to the Consultant for the years ending June 30, 2001 and June 30, 2002.

4. Amendment to Control. Except as set forth in this Amendment, all provisions of the Agreement shall remain unchanged. In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.		RICHARD A. FRIESNER

By:	/s/ Charles Ardai	/s/ Richard A. Friesner
Name: Charles Ardai Title: President

AMENDMENT NO. 2 TO CONSULTING AGREEMENT

This Amendment No. 2 (“Amendment”) dated as of November     , 2012 and effective as of July 1, 2012 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1,1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002 and effective as of January 1, 2002 (collectively, the “Agreement”);

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement and to increase the consulting fees payable to Consultant for services to be performed for the duration of the term of the Agreement (as described below);

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Annual Consulting Fee. In consideration of Consultant’s services, for each one (1) year period commencing on the Effective Date of this Amendment and continuing for the duration of the term of the Agreement, Company shall pay Consultant a consulting fee of Two Hundred Twenty Five Thousand Dollars ($225,000), which shall be paid on a schedule of Eighteen Thousand Seven Hundred and Fifty Dollars ($18,750) per month in arrears.

2. Summer Consulting Fee. In consideration of Consultant’s services, for each period commencing on June 1 through and including August 31 during the term of the Agreement, Company shall pay Consultant an additional fee of Seventy Thousand Dollars ($70,000), which shall be paid on a schedule of Twenty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($23,333.33) per month in arrears.

3. Acknowledgement. Consultant acknowledges and agrees that Consultant has been compensated in full for his services through and including June 30, 2012 and that Company has no outstanding financial obligation to Consultant for the foregoing period.

4. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the Agreement Consultant acknowledges and agrees not accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

5. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

6. Counterparts. This Amendment may he executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.		RICHARD A. FRIESNER

By:	/s/ Ramy Farid	By:	/s/ Richard Friesner
Name: Ramy Farid, PhD Title: President

AMENDMENT NO. 3 TO CONSULTING AGREEMENT

This Amendment No. 3 (“Amendment”) dated as of October     , 2013 and effective as of July 1, 2013 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1, 1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002 and effective as of January 1, 2002 and that certain Amendment No. 2 to Consulting Agreement dated November 1, 2012 and effective as of July 1, 2012 (collectively, the “Agreement”);

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement and to increase the consulting fees payable to Consultant for services to be performed for the duration of the term of the Agreement (as described below);

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Annual Consulting Fee. The parties acknowledge and agree that the payment obligation regarding Consultant’s annual consulting fee as set forth in Section 1 of Amendment No. 2 to Consulting Agreement (referenced above) shall continue to apply. That is, in consideration of Consultant’s services, for each one (1) year period commencing on the Effective Date of this Amendment and continuing for the duration of the term of the Agreement, Company shall pay Consultant a consulting fee of Two Hundred Twenty Five Thousand Dollars ($225,000), which shall be paid on a schedule of Eighteen Thousand Seven Hundred and Fifty Dollars ($18,750) per month in arrears.

2. Summer Consulting Fee. In consideration of Consultant’s services, for each period commencing on June 1 through and including August 31 during the term of the Agreement, Company shall pay Consultant an additional fee of Seventy Two Thousand, Eight Hundred Dollars ($72,800), which shall be paid on a schedule of Twenty Four Thousand Two Hundred Sixty Six Dollars and Sixty Seven Cents ($24,266.67) per month in arrears.

3. Acknowledgement. Consultant acknowledges and agrees that Consultant has been compensated in full for his services through and including June 30, 2013 and that Company has no outstanding financial obligation to Consultant for the foregoing period.

4. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation, which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the

Agreement Consultant acknowledges and agrees not accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement. Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement. Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

5. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.	RICHARD A. FRIESNER

By:	By:
Name: Ramy Farid Title: President

AMENDMENT NO. 4 TO CONSULTING AGREEMENT

This Amendment No. 4 (“Amendment”) effective as of January 1, 2017 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1, 1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002 and effective as of January 1, 2002 that certain Amendment No. 2 to Consulting Agreement dated November 1, 2012 and effective as of July 1, 2012 and that certain Amendment No. 3 to Consulting Agreement dated July 1, 2013 (collectively, the “Agreement”);

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement and to increase the consulting fees payable to Consultant for services to be performed for the duration of the term of the Agreement (as described below);

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Annual Consulting Fee. The parties acknowledge and agree that the payment obligation regarding Consultant’s annual consulting fee as set forth in Section 1 of Amendment No. 3 to the Consulting Agreement (referenced above) shall be replaced with the following

“In consideration of Consultant’s services, for the one (1) year period commencing on the Effective Date of this Amendment (i.e., January 1, 2017), Company shall pay Consultant a consulting fee of Three Hundred Thirty Thousand Dollars ($330,000), which shall be paid on a schedule of Twenty Seven Thousand Five Hundred Dollars ($27,500) per month in arrears.

2. Acknowledgement. Consultant acknowledges and agrees that Consultant has been compensated in full for his services through and including December 31, 2016 and that Company has no outstanding financial obligation to Consultant for the foregoing period.

3. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation, which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the Agreement Consultant acknowledges and agrees not accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement. Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement. Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

4. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.		RICHARD A. FRIESNER

By:	/s/ Ramy Farid	By:	/s/ Richard A. Friesner
Name: Ramy Farid Title: President and CEO

AMENDMENT NO. 5 TO CONSULTING AGREEMENT

This Amendment No. 5 (“Amendment”) effective as of January 1, 2018 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1,1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002, that certain Amendment No. 2 to Consulting Agreement dated November 1, 2012, that certain Amendment No. 3 to Consulting Agreement dated July 1, 2013 and that certain Amendment No. 4 dated January 1, 2017 (collectively, the “Agreement”);

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement and to increase the consulting fees payable to Consultant for services to be performed for the duration of the term of the Agreement (as described below);

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Annual Consulting Fee. The parties acknowledge and agree that the payment obligation regarding Consultant’s annual consulting fee as set forth in Section 1 of Amendment No. 3 to the Consulting Agreement (referenced above) shall be replaced with the following:

“In consideration of Consultant’s services, for the one (1) year period commencing on the Effective Date of this Amendment (i.e., January 1, 2018), Company shall pay Consultant a consulting fee of Three Hundred Forty-Seven Thousand Dollars ($347,000), which shall be paid on a schedule of Eighty-Six Thousand Seven Hundred and Fifty Dollars ($86,750) per calendar quarter in arrears.”

2. Acknowledgement. Consultant acknowledges and agrees that Consultant has been compensated in full for his services through and including December 31, 2017 and that Company has no outstanding financial obligation to Consultant for the foregoing period.

3. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation, which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the Agreement Consultant acknowledges and agrees not accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement. Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement. Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

4. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.		RICHARD A. FRIESNER

By:	/s/ Ramy Farid	By:	/s/ Richard Friesner
Name: Ramy Farid Title: President and CEO

AMENDMENT NO. 6 TO CONSULTING AGREEMENT

This Amendment No. 6 (“Amendment”) effective as of January 1, 2019 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1, 1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002, that certain Amendment No. 2 to Consulting Agreement dated November 1, 2012, that certain Amendment No. 3 to Consulting Agreement dated July 1, 2013, that certain Amendment No. 4 dated January 1, 2017 and that certain Amendment No. 5 dated January 1, 2018 (collectively, the “Agreement”):

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement as described below;

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Consulting Fee. The parties acknowledge and agree that the payment obligation regarding Consultant’s annual consulting fee as set forth in Section 1 of Amendment No. 5 to the Consulting Agreement (referenced above) shall be replaced with the following

“In consideration of Consultant’s services, for the six (6) month period commencing on the Effective Date of this Amendment (i.e., January 1, 2019), Company shall pay Consultant a consulting fee of Three Hundred Forty Seven Thousand Dollars ($347,000), which shall be paid on a schedule of Twenty Eight Thousand Nine Hundred Sixteen Dollars and Sixty Seven Cents ($28,916.67) per month in arrears.

2. Acknowledgement. Consultant acknowledges and agrees that Consultant has been compensated in full for his services through and including December 31, 2018and that Company has no outstanding financial obligation to Consultant for the foregoing period.

3. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation, which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the Agreement Consultant acknowledges and agrees not to accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement. Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement. Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

4. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER INC.		RICHARD A. FRIESNER

By:	/s/ Ramy Farid	By:	/s/ Richard A. Friesner
Name: Ramy Farid Title: President and CEO

AMENDMENT NO. 7 TO CONSULTING AGREEMENT

This Amendment No. 7 (“Amendment”) effective as of July 1, 2019 (the “Effective Date”) is entered into by and between Schrödinger, Inc. (“Schrödinger” or “Company”), a Delaware corporation, with an address at 120 West 45th Street, 17th Floor, New York, NY 10036 and Richard A. Friesner (“Consultant”), an individual with an address at [**].

Unless otherwise defined herein, all capitalized terms used in this Amendment shall be used as defined in the Agreement.

WHEREAS, Schrödinger and Consultant are parties to a Consulting Agreement dated as of July 1, 1999, as amended by that certain Amendment No. 1 to Consulting Agreement dated November 4, 2002, that certain Amendment No. 2 to Consulting Agreement dated November 1, 2012, that certain Amendment No. 3 to Consulting Agreement dated July 1, 2013,that certain Amendment No. 4 dated January 1, 2017, that certain Amendment No. 5 dated January 1, 2018 and that certain Amendment No. 6 dated January 1, 2019 (collectively, the “Agreement”);

WHEREAS, the Company and Consultant desire to amend certain terms and conditions of the Agreement as described below;

NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Schrödinger and Consultant hereby agree as follows:

1. Consulting Fee. The parties acknowledge and agree that the payment obligation regarding Consultant’s annual consulting fee as set forth in Section 1 of Amendment No. 6 to the Agreement (referenced above) shall be replaced with the following:

“In consideration of Consultant’s services, for the twelve (12) month period commencing on the Effective Date of this Amendment (i.e., July 1, 2019) and concluding on June 30, 2020, Company shall pay Consultant a consulting fee of Three Hundred Forty Seven Thousand Dollars ($347,000), which shall be paid on a schedule of Twenty Eight Thousand Nine Hundred Sixteen Dollars and Sixty Seven Cents ($28,916.67) per month in arrears.”

2. No Conflict. Consultant acknowledges and agrees during the term of the Agreement not to accept work or enter into an agreement or accept an obligation, which is inconsistent or incompatible with Consultant’s obligations hereunder. After the term of the Agreement Consultant acknowledges and agrees not to accept work or enter into an agreement or accept an obligation which is inconsistent or incompatible with any obligations which survive termination of the Agreement. Consultant warrants that, to the best of his knowledge, Consultant is under no obligation, contract or duty, which is inconsistent or incompatible with Consultant’s obligations hereunder or under the Agreement. Consultant further warrants and agrees not to disclose to Company or its employees, to bring to the Company’s premises, or to induce the Company to use any third party confidential information without the appropriate authorization.

3. Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, all terms and conditions of the Agreement are unchanged and remain in full force and effect. In the event of any inconsistency between this Amendment and the Agreement, this Amendment will control.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed below by their duly authorized signatories.

SCHRÖDINGER, INC.		RICHARD A. FRIESNER

By:	/s/ Ramy Farid	By:	/s/ Richard A. Friesner
Name: Ramy Farid
Title: President and CEO